UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 30, 2005

CONCENTRA OPERATING CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	001-15699	75-2822620
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5080 Spectrum Drive Suite 1200 - West Tower Addison, Texas		75001
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (972) 364-8000

Not Applicable

(former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Amendment No. 1 to the Agreement and Plan of Merger. On September 30, 2005, Concentra Operating Corporation (the “Company”) entered into Amendment No. 1 (“Amendment No. 1”) to the Agreement and Plan of Merger (the “Merger Agreement”), with Island Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company, and Beech Street Corporation (“Beech Street”), a Delaware corporation. The Merger Agreement was originally executed as of August 2, 2005. The merger contemplated by the Merger Agreement, as amended by Amendment No. 1, became effective as of October 3, 2005. A copy of Amendment No. 1 is being filed as Exhibit 10.24 to this report.

Amendment No. 1 amends the Merger Agreement to provide for compensation to Beech Street’s incentive stock option holders in respect of canceling their incentive stock options, and makes certain other technical amendments. Amendment No. 1 also provides for the allocation of any tax benefits resulting from the cancellation of the options, but does not otherwise affect the purchase price payable under the Merger Agreement.

Senior Credit Facility. On September 30, 2005, the Company entered into the Credit Agreement (the “Senior Credit Agreement”), among the Company, Concentra Inc., the parent corporation of the Company, the several Lenders from time to time parties thereto, JPMorgan Chase Bank, NA, as Administrative Agent, General Electric Capital Corporation, as Documentation Agent, and Citicorp North America, Inc. and Credit Suisse First Boston, as Co-Syndication Agents. The Senior Credit Agreement became effective as of October 3, 2005, when all conditions to the initial extension of credit thereunder were satisfied. The Senior Credit Agreement, which replaces the Company’s previous senior credit facility, is comprised of $525 million in term debt and a $150 million revolving credit facility. The Senior Credit Agreement also provides the Company with a lower interest rate payable on its borrowings under such Agreement. At indebtedness levels of greater than 4.00 times consolidated earnings before interest, taxes, depreciation, and amortization, as determined under the Senior Credit Agreement, the Company will pay an interest rate equal to LIBOR plus 200 basis points for borrowings issued in connection with its term indebtedness. Below that earnings level, the Company’s term debt bears interest at LIBOR plus 175 basis points. A copy of the Senior Credit Agreement is being filed as Exhibit 10.25 to this report.

Amendment No. 4 to Bridge Loan Agreement. On September 30, 2005, Concentra Inc. entered into Amendment No. 4 (“Amendment No. 4”) to Bridge Loan Agreement (the “Bridge Loan Agreement”), dated as of September 30, 2005, among Concentra Inc., as the Borrower, Citicorp North America, Inc. as Lender and Administrative Agent, and the other Lenders party thereto from time to time. Amendment No. 4 was entered into in connection with the acquisition of Beech Street and the execution of the Senior Credit Agreement (the “Transaction”). A copy of Amendment No. 4 is being filed as Exhibit 10.26 to this report.

Pursuant to Amendment No. 4, the Lenders (as defined under the Bridge Loan Agreement) have amended and waived certain provisions of the Bridge Loan Agreement to enable the Company to consummate the Transaction.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On October 3, 2005, the Company acquired all of the outstanding shares of capital stock of Beech Street, a privately held preferred provider organization based in Lake Forest, California, in a $165 million cash transaction. In addition, the Company will make certain severance, non-competition, and other payments in connection with the acquisition. The acquisition of Beech Street will expand the Company’s offerings in the group health market and enhance its existing lines of service to the nation’s leading health plans, insurers, and third-party administrators.

In connection with the acquisition, the Company has completed the refinancing of its senior credit facility. The Company has replaced its prior $501.5 million senior credit facility with a new $675 million Senior Credit Agreement. This Senior Credit Agreement is comprised of $525 million in term debt and a $150 million revolving credit facility. The Senior Credit Agreement also provides the Company with a lower interest rate payable on its borrowings under such Agreement.

Item 7.01. Regulation FD Disclosure.

On October 3, 2005, the Company issued a press release announcing that the Company has completed the acquisition of Beech Street, a privately held preferred provider organization based in Lake Forest, California, and completed a refinancing of its senior credit facility. A copy of this press release is being furnished as an Exhibit 99.1 to this report.

Limitation on Incorporation by Reference.

In accordance with general instruction B.2 of Form 8-K, the information in this report furnished pursuant to Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Financial statements of Beech Street will be provided by amendment to this Current Report by December 16, 2005.

(b)	Pro Forma Financial Information.

Pro forma financial statements will be provided by amendment to this Current Report by December 16, 2005.

(c)	Exhibits.

10.24	Amendment No. 1 to Agreement and Plan of Merger, dated as of September 30, 2005, among Concentra Operating Corporation, Island Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company, and Beech Street Corporation, a Delaware corporation.

10.25	Credit Agreement, dated as of September 30, 2005, among Concentra Inc., Concentra Operating Corporation, the several Lenders from time to time parties thereto, JPMorgan Chase Bank, NA, as Administrative Agent, General Electric Capital Corporation, as Documentation Agent, and Citicorp North America, Inc. and Credit Suisse First Boston, as Co-Syndication Agents.

10.26	Amendment No. 4 to Bridge Loan Agreement, dated as of September 30, 2005, among Concentra Inc., as the Borrower, Citicorp North America, Inc. as Lender and Administrative Agent, and the other Lenders party thereto from time to time.

99.1	Press Release of the Registrant dated October 3, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCENTRA OPERATING CORPORATION (Registrant)

By:	/s/ Richard A Parr II
Name:	Richard A. Parr II
Title:	Executive Vice President, General Counsel and Corporate Secretary

Date: October 3, 2005

INDEX TO EXHIBITS

EXHIBIT NUMBER

10.24	Amendment No. 1 to Agreement and Plan of Merger, dated as of September 30, 2005, among Concentra Operating Corporation, Island Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company, and Beech Street Corporation, a Delaware corporation.

10.25	Credit Agreement, dated as of September 30, 2005, among Concentra Inc., Concentra Operating Corporation, the several Lenders from time to time parties thereto, JPMorgan Chase Bank, NA, as Administrative Agent, General Electric Capital Corporation, as Documentation Agent, and Citicorp North America, Inc. and Credit Suisse First Boston, as Co-Syndication Agents.

10.26	Amendment No. 4 to Bridge Loan Agreement, dated as of September 30, 2005, among Concentra Inc., as the Borrower, Citicorp North America, Inc. as Lender and Administrative Agent, and the other Lenders party thereto from time to time.

99.1	Press Release of the Registrant dated October 3, 2005.